UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 30, 2024

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Second Amendment to Amended and Restated Secured Promissory Note

On September 30, 2024, Augusta Gold Corp., a Nevada corporation (the “Company”), entered into a Second Amendment (the “Second Amendment”) to its amended and restated secured promissory note issued to Augusta Investments Inc. (the “Lender”) on March 27, 2024, as amended by the Amendment Number One, dated June 28, 2024 (as amended through June 28, 2024, the “Amended and Restated Note”).

The Second Amendment amends Section 1 of the Amended and Restated Note to (i) extend the maturity date (the “Maturity Date”) of the Amended and Restated Note from September 30, 2024 to April 30, 2025, (ii) approve an extension fee to the Lender of $71,748.00 (the “Extension Fee”), and (iii) provide that the Lender will loan to the Company US$5,479,941.03 (the “Additional Loan Amount”), an amount equal to all interest and fees payable on the loan under the Amended and Restated Note through September 30, 2024 (including the amount of the Extension Fee), which the Company will immediately repay to the Lender in full satisfaction of all interest and fees payable through September 30, 2024.

In addition, any remaining amount of interest payable from October 1, 2024 through the Maturity Date, will not become due and payable under the Amended and Restated Note until the Company obtains approval for the payment of such interest from the disinterested shareholders of the Company in accordance with the requirements of the Toronto Stock Exchange (the “TSX”). If the Company does not obtain the necessary approval from the Company’s disinterested shareholders by April 30, 2025, then at any time immediately following such date until such approval from the Company’s disinterested shareholders is obtained, the principal amount outstanding under the Note will become immediately due and payable in full upon delivery of written notice by the Lender to the Holder making demand for immediate payment of the Note.

Other than the amendments as set forth above, the Second Amendment and the Amended Schedule A did not amend, alter, restate or otherwise change the principal terms and conditions of the Amended and Restated Note as described in Item 1.01 of the Company’s Current Reports as filed on September 19, 2022, March 28, 2024 and July 5, 2024, which disclosure is incorporated herein by reference.

The foregoing summary of the material terms of the Second Amendment and the Amended Schedule A do not purport to be complete and are qualified in their entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 hereto, and the Amended Schedule A, which is filed as Exhibit 10.2 hereto, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Amendment Number 2, dated September 30, 2024, to the Amended and Restated Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: October 2, 2024	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP, Legal

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